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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 5, 2000
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                         Spiegel Credit Corporation III
                              Spiegel Master Trust
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            (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


     333-39062 and 333-39062-01                         36-3976025
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      (Commission File Number)             (I.R.S. Employer Identification No.)


400 West 9/th/ Street, Suite 101B, Wilmington DE          19801
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    (Address of Principal Executive Offices)            (Zip Code)


                                (302) 429-7609
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             (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     In connection with the offering of Spiegel Credit Card Master Note Trust, Asset-Backed Notes, Series 2000-A described in a Prospectus Supplement dated December 5, 2000, (the "Prospectus Supplement"), attached hereto as Exhibit 23.2 is a copy of the consent of PricewaterhouseCoopers LLP as to (i) the incorporation by reference in the Prospectus Supplement of its report on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and (ii) the use of the name of PricewaterhouseCoopers LLP in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit
  No.           Document Description
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Exhibit 23.2    Consent of PricewaterhouseCoopers LLP regarding financial
                statements of MBIA Insurance Corporation, their report and the use of their name in the Prospectus Supplement



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPIEGEL CREDIT CORPORATION III
                                         (Co-Registrant)



Dated: December 6, 2000                By: /s/ John R. Steele
                                           -----------------------
                                       Name: John R. Steele
                                       Title: Treasurer and Director


                                       SPIEGEL MASTER TRUST
                                         (Co-Registrant)

                                       By: Spiegel Credit Corporation III,
                                       as originator of Spiegel Master Trust



Dated: December 6, 2000                By: /s/ John R. Steele
                                           -----------------------
                                       Name: John R. Steele
                                       Title: Treasurer and Director

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